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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2014

STR Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-34529 (Commission File Number)	27-1023344 (IRS Employer Identification No.)

18 Craftsman Road East Windsor, Connecticut (Address of principal executive offices)	06088 (Zip Code)

Registrant's telephone number, including area code: (860) 758-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On February 18, 2014, STR Holdings, Inc. (the "Company") issued a press release announcing (i) that it increased the minimum tender price from $1.00 to $1.35 in its modified "Dutch auction" tender offer for up to an aggregate amount of $30 million of shares of its common stock and (ii) that it has extended the expiration date for the tender offer to 11:59 p.m., New York City time, on March 3, 2014. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

        (d)   Exhibits

Exhibit No.	Description
99.1	Press Release entitled "STR Amends and Extends Dutch Auction Tender Offer" issued by the Company on February 18, 2014.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR HOLDINGS, INC.
Date: February 18, 2014	By:	/s/ ALAN N. FORMAN Alan N. Forman Senior Vice President and General Counsel

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release entitled "STR Amends and Extends Dutch Auction Tender Offer" issued by the Company on February 18, 2014.

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX